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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             PRIVATEBANCORP, INC.
                          --------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                Delaware                                 36-3681151
----------------------------------------      ---------------------------------
(State of Incorporation or Organization)      (IRS Employer Identification No.)

       Ten North Dearborn Street
            Chicago, Illinois                               60602
----------------------------------------      ---------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number
to which this form relates:                                      333-
                                                                 ---------------
                                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                     Name of Each Exchange On Which
      To Be So Registered                     Each Class Is To Be Registered
      -------------------                     ------------------------------

--------------------------------             --------------------------------

--------------------------------             --------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, no par value per share
                      ------------------------------------
                                (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

     The information required by this item is incorporated herein by reference to the portion of the Prospectus captioned "Description of Capital Stock," which is a part of the Registrant's Registration Statement on Form S-1 (No. 333- ______) filed on April 27, 1999.

Item 2.  Exhibits
         --------

1. Restated Certificate of Incorporation of PrivateBancorp, Inc., (incorporated herein by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1, File No. 333-_____).

2. Form of Amendment to Restated Certificate of Incorporation of PrivateBancorp, Inc., (incorporated herein by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1, File No. 333-_____).

3. Amended and Restated By-laws of PrivateBancorp, Inc., (incorporated herein by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-1, File No. 333-_____).

4.   Specimen Common Stock Certificate, (incorporated herein by reference to
     Exhibit 4.1 to Registrant's Registration Statement on Form S-1, File No. 333-_____).

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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    PRIVATEBANCORP, INC.


Dated:  April 27, 1999              By: /s/ Donald A. Roubitchek
       ----------------                 ------------------------------
                                            Donald A. Roubitchek,
                                            Chief Financial Officer

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